SUPPLEMENT dated October 9, 2002


                  To the STATEMENT OF ADDITIONAL INFORMATION of

                           Standish Fixed Income Fund
                       Standish Investment Grade Bond Fund
                          Standish High Yield Bond Fund
                      Standish Short-Term Fixed Income Fund
                     Standish Short-Term Asset Reserve Fund


                               Dated: May 1, 2002

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                       Statement of Additional Information
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The following supplements the information presented under the corresponding section of the Statement of Additional Information.

Convertible Securities

The next paragraph replaces the entire paragraph in the section entitled "Convertible Securities":

Each fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Investment Grade Bond Fund's investments in convertible securities are limited to no more than 5% of its total assets. Short-Term Asset Reserve Portfolio's investments in preferred stock are limited to no more than 10% of its total assets. Convertible debt securities and preferred stock acquired by a fund entitle the fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.